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                                                                    EXHIBIT 23.7

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Global Telecom S.A.

    We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          /s/ KPMG Auditores Independentes

Curitiba, Brazil
June 21, 2000